Item 77C - DWS Mid Cap
Growth Fund (a series of
DWS Advisor Funds)

Registrant incorporates by
reference to Proxy Statement
filed on March 13, 2006
(Accession No. 0001193125-06-
052494).
A Special Meeting of
Shareholders (the "Meeting") of
DWS Mid Cap Growth Fund
(the "Fund") was held on May 5,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below).
II-A.	Approval of an Amended
and Restated Investment
Management Agreement
with the Fund's Current
Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,154,514.086
822,507.410
1,078,616.720
3,993,883.000

II-B.	Approval of an Amended
and Restated Investment
Management Agreement
with Deutsche Investment
Management Americas
Inc.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,082,928.691
872,782.792
1,099,926.733
3,993,883.000

II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,932,371.921
965,515.030
1,157,751.265
3,993,883.000

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,005,726.985
1,027,928.866
1,021,985.365
3,933,880.000




III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
61,935,322.839
1,098,934.096
1,021,384.281
3,993,880.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,059,511.914
971,437.283
1,024,692.019
3,993,880.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,065,201.017
965,225.499
1,025,214.700
3,993,880.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,049,372.109
983,313.064
1,022,956.043
3,993,880.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,085,680.340
946,817.562
1,023,143.314
3,993,880.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,002,718.344
1,029,839.519
1,023,083.353
3,993,880.000



III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,049,724.741
982,752.902
1,023,163.573
3,993,880.000

III-I.	Portfolio Diversification
for Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,082,916.133
951,286.307
1,021,438.776
3,993,880.000

III-U.	Oil, Gas and Mineral
Programs

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
62,040,382.618
988,760.553
1,026,498.045
3,993,880.000

VII.	Adoption of Rule 12b-1
Plan for Class B.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
1,253,020.061
35,702.569
85,405.542
381,695.000

VII.	Adoption of Rule 12b-1
Plan for Class C.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
795,151.328
15,785.602
54,699.116
301,073.000

The Meeting was reconvened on
June 1, 2006, at which time the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below):


I.	Election of Board
Members. ("Number of
Votes" represents all
Funds that are series of
DWS Advisor Funds.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,214,704.469
3,753,093.585
Dawn-Marie
Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C.
Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,742.341
3,810,055.713
William N. Searcy,
Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108

V.	Approval of Amended and
Restated Declaration of
Trust. ("Number of Votes"
represents all Funds that
are series of DWS Advisor
Funds.)

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
417,769,769.140
2,715,885.592
3,342,376.322
19,139,767.000

*	Broker non-votes are proxies
received by the Fund from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.